Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT DECEMBER 31, 2021 (In apartment units) (1)

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	—	11,434	—	11,434
Dallas, TX	9,767	348	—	10,115	—	10,115
Tampa, FL	5,220	—	—	5,220	—	5,220
Austin, TX	7,117	—	—	7,117	—	7,117
Charlotte, NC	5,867	—	—	5,867	—	5,867
Orlando, FL	5,274	—	633	5,907	—	5,907
Washington, DC	4,080	—	—	4,080	—	4,080
Raleigh/Durham, NC	5,350	—	—	5,350	—	5,350
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	4,249	168	—	4,417	—	4,417
Houston, TX	4,867	—	—	4,867	222	5,089
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Phoenix, AZ	2,623	—	345	2,968	—	2,968
Charleston, SC	3,168	—	—	3,168	—	3,168
Richmond, VA	2,004	—	—	2,004	—	2,004
Savannah, GA	1,837	—	—	1,837	—	1,837
Greenville, SC	2,084	271	—	2,355	—	2,355
Memphis, TN	1,811	—	—	1,811	—	1,811
Birmingham, AL	1,462	—	—	1,462	—	1,462
San Antonio, TX	1,504	—	—	1,504	—	1,504
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	7,076	549	—	7,625	194	7,819
Total Multifamily Units	97,003	1,336	978	99,317	416	99,733

(1)
Schedule excludes a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of December 31, 2021			Average Effective	As of December 31, 2021
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended December 31, 2021	Completed Units	Total Units, Including Development
Atlanta, GA	$2,030,633	14.2%	96.4%	$1,611	11,434
Dallas, TX	1,511,785	10.5%	95.8%	1,411	10,115
Washington, DC	982,329	6.9%	95.4%	1,877	4,080
Charlotte, NC	962,027	6.7%	96.3%	1,365	5,867
Tampa, FL	894,011	6.2%	96.6%	1,730	5,220
Austin, TX	878,607	6.1%	95.2%	1,394	7,117
Orlando, FL	841,430	5.9%	96.5%	1,594	5,274
Raleigh/Durham, NC	708,020	4.9%	95.8%	1,292	5,350
Houston, TX	617,381	4.3%	96.3%	1,266	4,867
Nashville, TN	540,478	3.8%	95.8%	1,436	4,375
Fort Worth, TX	431,932	3.0%	96.1%	1,313	4,417
Charleston, SC	410,314	2.9%	96.1%	1,410	3,168
Phoenix, AZ	383,246	2.7%	96.8%	1,511	2,623
Jacksonville, FL	294,429	2.1%	97.0%	1,325	3,496
Richmond, VA	270,158	1.9%	96.4%	1,373	2,004
Greenville, SC	229,740	1.6%	96.6%	1,134	2,355
Savannah, GA	218,004	1.5%	96.8%	1,337	1,837
Denver, CO	211,955	1.5%	96.3%	1,752	812
Kansas City, MO-KS	187,652	1.3%	96.0%	1,372	1,110
San Antonio, TX	165,194	1.2%	95.5%	1,205	1,504
Birmingham, AL	162,406	1.1%	95.3%	1,209	1,462
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	187,182	1.3%	96.5%	1,166	2,754
Florida	178,950	1.2%	96.2%	1,513	1,806
Alabama	163,510	1.1%	96.5%	1,204	1,648
Virginia	154,747	1.1%	97.7%	1,547	1,039
Kentucky	94,768	0.7%	96.7%	1,021	1,308
Nevada	72,122	0.5%	96.1%	1,399	721
South Carolina	36,746	0.3%	95.3%	1,046	576
Stabilized Communities	$13,819,756	96.4%	96.2%	$1,432	98,339
Orlando, FL	159,433	1.1%	56.2%	2,156	633	633
Phoenix, AZ	119,456	0.8%	89.6%	1,779	345	662
Denver, CO	80,727	0.6%	54.6%	1,885	194	306
Houston, TX	52,466	0.4%	39.3%	1,599	222	308
Austin, TX	39,761	0.3%	—	—	—	350
Salt Lake City, UT	33,917	0.2%	—	—	—	400
Atlanta, GA	30,262	0.2%	—	—	—	340
Lease-up / Development Communities	$516,022	3.6%	59.8%	$1,936	1,394	2,999
Total Multifamily Communities	$14,335,778	100.0%	95.6%	$1,439	99,733	101,338

(1)
Schedule excludes a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of December 31, 2021		Three Months Ended
	Apartment Units	Gross Real Assets	December 31, 2021	December 31, 2020	Percent Change
Operating Revenues
Same Store Communities	97,003	$13,510,460	$444,386	$406,600	9.3%
Non-Same Store Communities	1,336	309,296	8,357	11,754
Lease-up/Development Communities	1,394	516,022	4,873	—
Total Multifamily Portfolio	99,733	$14,335,778	$457,616	$418,354
Commercial Property/Land	—	278,910	5,959	5,307
Total Operating Revenues	99,733	$14,614,688	$463,575	$423,661

Property Operating Expenses
Same Store Communities			$159,272	$152,262	4.6%
Non-Same Store Communities			3,489	5,098
Lease-up/Development Communities			1,840	190
Total Multifamily Portfolio			$164,601	$157,550
Commercial Property/Land			2,497	2,464
Total Property Operating Expenses			$167,098	$160,014

Net Operating Income
Same Store Communities			$285,114	$254,338	12.1%
Non-Same Store Communities			4,868	6,656
Lease-up/Development Communities			3,033	(190)
Total Multifamily Portfolio			$293,015	$260,804
Commercial Property/Land			3,462	2,843
Total Net Operating Income			$296,477	$263,647	12.5%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Year Ended
	December 31, 2021	December 31, 2020	Percent Change	December 31, 2021	December 31, 2020	Percent Change
Personnel	$35,082	$33,804	3.8%	$139,988	$135,599	3.2%
Building Repair and Maintenance	18,877	16,766	12.6%	78,423	72,830	7.7%
Utilities	29,476	29,376	0.3%	118,205	115,462	2.4%
Marketing	4,934	4,916	0.4%	21,776	22,269	(2.2)%
Office Operations	6,407	5,742	11.6%	23,565	21,945	7.4%
Property Taxes	58,210	56,219	3.5%	232,867	225,899	3.1%
Insurance	6,286	5,439	15.6%	23,609	17,446	35.3%
Total Property Operating Expenses	$159,272	$152,262	4.6%	$638,433	$611,450	4.4%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
		Percent of	Three Months Ended		Year Ended
	Apartment Units	Same Store NOI	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Atlanta, GA	11,434	13.2%	95.7%	95.4%	95.5%	95.0%
Dallas, TX	9,767	8.7%	95.7%	94.9%	95.7%	95.2%
Tampa, FL	5,220	6.9%	96.6%	96.7%	97.1%	96.0%
Austin, TX	7,117	6.4%	95.1%	95.3%	95.6%	95.4%
Charlotte, NC	5,867	6.3%	96.0%	96.2%	96.2%	96.1%
Orlando, FL	5,274	6.3%	96.4%	94.8%	96.0%	94.6%
Washington, DC	4,080	5.8%	95.7%	96.2%	96.0%	96.3%
Raleigh/Durham, NC	5,350	5.3%	95.5%	96.1%	95.9%	96.1%
Nashville, TN	4,375	4.7%	95.7%	94.5%	95.6%	95.0%
Fort Worth, TX	4,249	3.8%	96.1%	95.1%	96.2%	95.3%
Houston, TX	4,867	3.6%	96.2%	93.7%	95.3%	94.3%
Jacksonville, FL	3,496	3.5%	97.2%	96.8%	97.5%	96.4%
Phoenix, AZ	2,623	3.4%	96.6%	96.7%	96.9%	96.3%
Charleston, SC	3,168	3.3%	96.0%	95.9%	96.3%	95.6%
Richmond, VA	2,004	2.1%	96.1%	97.0%	96.6%	96.7%
Savannah, GA	1,837	1.9%	97.2%	97.0%	97.3%	96.1%
Greenville, SC	2,084	1.7%	96.0%	96.2%	96.4%	95.6%
Memphis, TN	1,811	1.6%	96.1%	97.6%	97.0%	96.8%
Birmingham, AL	1,462	1.2%	95.2%	96.7%	96.3%	96.6%
San Antonio, TX	1,504	1.2%	95.6%	95.6%	96.1%	96.2%
Kansas City, MO-KS	1,110	1.1%	95.8%	94.5%	95.3%	95.3%
Huntsville, AL	1,228	1.1%	96.0%	96.9%	96.8%	97.1%
Other	7,076	6.9%	96.3%	96.1%	96.6%	95.7%
Total Same Store	97,003	100.0%	96.0%	95.7%	96.1%	95.6%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2021	Q4 2020	% Chg	Q4 2021	Q4 2020	% Chg	Q4 2021	Q4 2020	% Chg	Q4 2021	Q4 2020	% Chg
Atlanta, GA	11,434	$57,929	$53,305	8.7%	$20,417	$19,617	4.1%	$37,512	$33,688	11.4%	$1,611	$1,466	9.9%
Dallas, TX	9,767	43,479	39,895	9.0%	18,751	17,958	4.4%	24,728	21,937	12.7%	1,403	1,290	8.8%
Tampa, FL	5,220	28,886	25,517	13.2%	9,225	8,707	5.9%	19,661	16,810	17.0%	1,730	1,517	14.0%
Austin, TX	7,117	32,043	29,393	9.0%	13,907	13,893	0.1%	18,136	15,500	17.0%	1,394	1,268	9.9%
Charlotte, NC	5,867	25,704	23,837	7.8%	7,664	7,629	0.5%	18,040	16,208	11.3%	1,365	1,249	9.3%
Orlando, FL	5,274	27,000	24,383	10.7%	9,102	9,000	1.1%	17,898	15,383	16.3%	1,594	1,452	9.8%
Washington, DC	4,080	23,822	23,214	2.6%	7,262	7,008	3.6%	16,560	16,206	2.2%	1,877	1,792	4.7%
Raleigh/Durham, NC	5,350	22,248	20,837	6.8%	7,096	6,882	3.1%	15,152	13,955	8.6%	1,292	1,177	9.8%
Nashville, TN	4,375	20,125	18,374	9.5%	6,690	6,704	(0.2)%	13,435	11,670	15.1%	1,436	1,309	9.7%
Fort Worth, TX	4,249	18,555	16,954	9.4%	7,642	7,082	7.9%	10,913	9,872	10.5%	1,308	1,189	10.0%
Houston, TX	4,867	19,825	18,619	6.5%	9,537	8,640	10.4%	10,288	9,979	3.1%	1,266	1,208	4.8%
Jacksonville, FL	3,496	14,681	12,919	13.6%	4,760	4,334	9.8%	9,921	8,585	15.6%	1,325	1,168	13.5%
Phoenix, AZ	2,623	12,753	11,185	14.0%	3,146	3,062	2.7%	9,607	8,123	18.3%	1,511	1,311	15.3%
Charleston, SC	3,168	14,380	12,950	11.0%	4,999	4,598	8.7%	9,381	8,352	12.3%	1,410	1,261	11.8%
Richmond, VA	2,004	8,828	8,293	6.5%	2,791	2,667	4.6%	6,037	5,626	7.3%	1,373	1,245	10.3%
Savannah, GA	1,837	8,165	6,979	17.0%	2,839	2,530	12.2%	5,326	4,449	19.7%	1,337	1,156	15.6%
Greenville, SC	2,084	7,384	6,774	9.0%	2,670	2,380	12.2%	4,714	4,394	7.3%	1,058	952	11.2%
Memphis, TN	1,811	7,114	6,343	12.2%	2,496	2,438	2.4%	4,618	3,905	18.3%	1,221	1,059	15.3%
Birmingham, AL	1,462	5,917	5,501	7.6%	2,351	2,072	13.5%	3,566	3,429	4.0%	1,209	1,096	10.3%
San Antonio, TX	1,504	5,874	5,460	7.6%	2,461	2,513	(2.1)%	3,413	2,947	15.8%	1,205	1,123	7.3%
Kansas City, MO-KS	1,110	4,837	4,559	6.1%	1,640	1,677	(2.2)%	3,197	2,882	10.9%	1,372	1,295	5.9%
Huntsville, AL	1,228	4,794	4,383	9.4%	1,601	1,494	7.2%	3,193	2,889	10.5%	1,159	1,035	12.0%
Other	7,076	30,043	26,926	11.6%	10,225	9,377	9.0%	19,818	17,549	12.9%	1,318	1,179	11.8%
Total Same Store	97,003	$444,386	$406,600	9.3%	$159,272	$152,262	4.6%	$285,114	$254,338	12.1%	$1,429	$1,298	10.1%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2021	Q3 2021	% Chg	Q4 2021	Q3 2021	% Chg	Q4 2021	Q3 2021	% Chg	Q4 2021	Q3 2021	% Chg
Atlanta, GA	11,434	$57,929	$56,688	2.2%	$20,417	$21,799	(6.3)%	$37,512	$34,889	7.5%	$1,611	$1,553	3.7%
Dallas, TX	9,767	43,479	42,357	2.6%	18,751	18,985	(1.2)%	24,728	23,372	5.8%	1,403	1,352	3.8%
Tampa, FL	5,220	28,886	27,887	3.6%	9,225	9,841	(6.3)%	19,661	18,046	8.9%	1,730	1,651	4.8%
Austin, TX	7,117	32,043	31,328	2.3%	13,907	14,207	(2.1)%	18,136	17,121	5.9%	1,394	1,351	3.1%
Charlotte, NC	5,867	25,704	25,338	1.4%	7,664	7,878	(2.7)%	18,040	17,460	3.3%	1,365	1,325	3.0%
Orlando, FL	5,274	27,000	25,969	4.0%	9,102	9,136	(0.4)%	17,898	16,833	6.3%	1,594	1,530	4.2%
Washington, DC	4,080	23,822	23,514	1.3%	7,262	7,680	(5.4)%	16,560	15,834	4.6%	1,877	1,830	2.6%
Raleigh/Durham, NC	5,350	22,248	21,894	1.6%	7,096	7,540	(5.9)%	15,152	14,354	5.6%	1,292	1,253	3.1%
Nashville, TN	4,375	20,125	19,729	2.0%	6,690	7,280	(8.1)%	13,435	12,449	7.9%	1,436	1,391	3.3%
Fort Worth, TX	4,249	18,555	18,138	2.3%	7,642	7,591	0.7%	10,913	10,547	3.5%	1,308	1,265	3.4%
Houston, TX	4,867	19,825	19,428	2.0%	9,537	8,356	14.1%	10,288	11,072	(7.1)%	1,266	1,236	2.5%
Jacksonville, FL	3,496	14,681	14,161	3.7%	4,760	4,971	(4.2)%	9,921	9,190	8.0%	1,325	1,262	5.0%
Phoenix, AZ	2,623	12,753	12,222	4.3%	3,146	3,470	(9.3)%	9,607	8,752	9.8%	1,511	1,437	5.2%
Charleston, SC	3,168	14,380	14,113	1.9%	4,999	5,364	(6.8)%	9,381	8,749	7.2%	1,410	1,361	3.6%
Richmond, VA	2,004	8,828	8,685	1.6%	2,791	2,955	(5.5)%	6,037	5,730	5.4%	1,373	1,314	4.6%
Savannah, GA	1,837	8,165	7,876	3.7%	2,839	2,980	(4.7)%	5,326	4,896	8.8%	1,337	1,284	4.1%
Greenville, SC	2,084	7,384	7,224	2.2%	2,670	2,783	(4.1)%	4,714	4,441	6.1%	1,058	1,015	4.3%
Memphis, TN	1,811	7,114	6,901	3.1%	2,496	2,682	(6.9)%	4,618	4,219	9.5%	1,221	1,171	4.3%
Birmingham, AL	1,462	5,917	5,874	0.7%	2,351	2,264	3.8%	3,566	3,610	(1.2)%	1,209	1,183	2.2%
San Antonio, TX	1,504	5,874	5,775	1.7%	2,461	2,718	(9.5)%	3,413	3,057	11.6%	1,205	1,186	1.6%
Kansas City, MO-KS	1,110	4,837	4,769	1.4%	1,640	1,811	(9.4)%	3,197	2,958	8.1%	1,372	1,343	2.1%
Huntsville, AL	1,228	4,794	4,718	1.6%	1,601	1,585	1.0%	3,193	3,133	1.9%	1,159	1,132	2.3%
Other	7,076	30,043	29,408	2.2%	10,225	10,727	(4.7)%	19,818	18,681	6.1%	1,318	1,273	3.5%
Total Same Store	97,003	$444,386	$433,996	2.4%	$159,272	$164,603	(3.2)%	$285,114	$269,393	5.8%	$1,429	$1,379	3.6%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO FULL YEAR COMPARISONS AS OF DECEMBER 31, 2021 AND 2020

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2021	Q4 2020	% Chg	Q4 2021	Q4 2020	% Chg	Q4 2021	Q4 2020	% Chg	Q4 2021	Q4 2020	% Chg
Atlanta, GA	11,434	$222,004	$211,762	4.8%	$82,665	$79,404	4.1%	$139,339	$132,358	5.3%	$1,536	$1,464	4.9%
Dallas, TX	9,767	166,499	160,333	3.8%	74,308	71,475	4.0%	92,191	88,858	3.8%	1,340	1,297	3.3%
Tampa, FL	5,220	109,245	99,982	9.3%	37,372	35,307	5.8%	71,873	64,675	11.1%	1,624	1,500	8.3%
Charlotte, NC	5,867	99,145	95,542	3.8%	30,733	29,924	2.7%	68,412	65,618	4.3%	1,307	1,256	4.1%
Austin, TX	7,117	122,027	117,605	3.8%	56,034	54,119	3.5%	65,993	63,486	3.9%	1,330	1,272	4.6%
Orlando, FL	5,274	102,651	97,219	5.6%	37,015	36,651	1.0%	65,636	60,568	8.4%	1,515	1,461	3.7%
Washington, DC	4,080	93,573	92,887	0.7%	29,444	28,433	3.6%	64,129	64,454	(0.5)%	1,826	1,802	1.3%
Raleigh/Durham, NC	5,350	86,043	82,716	4.0%	28,685	27,555	4.1%	57,358	55,161	4.0%	1,234	1,168	5.6%
Nashville, TN	4,375	77,087	73,133	5.4%	27,674	26,682	3.7%	49,413	46,451	6.4%	1,371	1,309	4.7%
Houston, TX	4,867	76,760	74,830	2.6%	35,193	33,651	4.6%	41,567	41,179	0.9%	1,231	1,217	1.1%
Fort Worth, TX	4,249	71,254	67,223	6.0%	30,060	28,426	5.7%	41,194	38,797	6.2%	1,249	1,181	5.8%
Jacksonville, FL	3,496	55,456	50,932	8.9%	19,048	17,729	7.4%	36,408	33,203	9.7%	1,245	1,156	7.7%
Charleston, SC	3,168	55,019	51,007	7.9%	20,012	19,266	3.9%	35,007	31,741	10.3%	1,337	1,244	7.5%
Phoenix, AZ	2,623	47,864	43,821	9.2%	12,964	12,359	4.9%	34,900	31,462	10.9%	1,412	1,292	9.3%
Richmond, VA	2,004	34,281	32,312	6.1%	11,271	10,717	5.2%	23,010	21,595	6.6%	1,308	1,228	6.5%
Savannah, GA	1,837	30,668	27,543	11.3%	11,439	10,076	13.5%	19,229	17,467	10.1%	1,253	1,146	9.3%
Greenville, SC	2,084	28,467	26,461	7.6%	10,852	10,358	4.8%	17,615	16,103	9.4%	1,003	942	6.5%
Memphis, TN	1,811	27,145	24,556	10.5%	10,263	9,722	5.6%	16,882	14,834	13.8%	1,146	1,039	10.3%
Birmingham, AL	1,462	22,930	21,529	6.5%	9,008	8,394	7.3%	13,922	13,135	6.0%	1,161	1,080	7.5%
San Antonio, TX	1,504	22,673	21,931	3.4%	10,213	9,980	2.3%	12,460	11,951	4.3%	1,167	1,119	4.2%
Huntsville, AL	1,228	18,528	16,699	11.0%	6,080	5,678	7.1%	12,448	11,021	12.9%	1,109	999	11.0%
Kansas City, MO-KS	1,110	18,716	18,151	3.1%	6,875	6,746	1.9%	11,841	11,405	3.8%	1,330	1,289	3.1%
Other	7,076	114,706	105,195	9.0%	41,225	38,798	6.3%	73,481	66,397	10.7%	1,250	1,165	7.3%
Total Same Store	97,003	$1,702,741	$1,613,369	5.5%	$638,433	$611,450	4.4%	$1,064,308	$1,001,919	6.2%	$1,362	$1,295	5.2%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of
		December 31, 2021				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date (1)	Cost	FYE 2021	After
MAA Westglenn	Denver, CO	306	194	179	3Q19	2Q21	1Q22	4Q22	$84,500	$80,727	$3,773
MAA Park Point	Houston, TX	308	222	138	4Q19	2Q21	1Q22	1Q23	57,000	52,466	4,534
MAA Windmill Hill	Austin, TX	350	—	—	4Q20	1Q22	4Q22	4Q23	63,000	39,761	23,239
Novel Val Vista (2)	Phoenix, AZ	317	—	—	4Q20	4Q22	2Q23	2Q24	72,500	36,536	35,964
Novel West Midtown (2)	Atlanta, GA	340	—	—	2Q21	4Q22	3Q23	3Q24	89,500	30,262	59,238
Novel Daybreak (2)	Salt Lake City, UT	400	—	—	2Q21	4Q22	3Q23	4Q24	94,000	33,917	60,083
Total Active		2,021	416	317					$460,500	$273,669	$186,831

(1) Communities are considered stabilized after achieving 90% average physical occupancy for 90 days.

(2) MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of December 31, 2021
	Location	Total Units	Percent Occupied	Construction Finished	Expected Stabilization (1)	Total Cost
Novel Midtown (2)	Phoenix, AZ	345	89.6%	2Q21	1Q22	$82,919
Sand Lake (3)	Orlando, FL	264	61.7%	4Q21	3Q22	63,313
MAA Robinson	Orlando, FL	369	52.3%	4Q21	1Q23	96,121
Total		978	68.0%			$242,353

(1) Communities are considered stabilized after achieving 90% average physical occupancy for 90 days.

(2) MAA owns 80% of the joint venture that owns this property.

(3) MAA owns 95% of the joint venture that owns this property.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

	Year ended December 31, 2021
Units Redeveloped	Redevelopment Spend	Spend per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
6,360	$37,479	$5,893	$149	12.2%	12,000 - 16,000

2021 ACQUISITION ACTIVITY

Multifamily Development Acquisitions	Market	Apartment Units	Projected Completion Date	Closing Date
Novel Daybreak (1)	Salt Lake City, UT	400	3Q23	April 2021
Novel West Midtown (1)	Atlanta, GA	340	3Q23	April 2021

(1) MAA owns 80% of the joint venture that owns this property.

Land Acquisition	Market	Acreage	Closing Date
MAA Westshore	Tampa, FL	19	June 2021

2021 DISPOSITION ACTIVITY

Multifamily Dispositions	Market	Apartment Units	Closing Date
Crosswinds	Jackson, MS	360	June 2021
Pear Orchard	Jackson, MS	389	June 2021
Reflection Pointe	Jackson, MS	296	June 2021
Lakeshore Landing	Jackson, MS	196	June 2021
MAA Timbercrest	Charlotte, NC	282	November 2021
Colonial Village at Greentree	Savannah, GA	194	November 2021
Colonial Village at Marsh Cove	Savannah, GA	188	November 2021

Supplemental Data S-8

2021 DISPOSITION ACTIVITY (CONTINUED)

Land Dispositions	Market	Acreage	Closing Date
Tutwiler	Birmingham, AL	9	September 2021
Colonial Promenade	Huntsville, AL	1	September 2021
Colonial Grand at Sweetwater	Phoenix, AZ	5	October 2021
Colonial Grand at Traditions	Gulf Shores, AL	118	December 2021
Colonial Grand at Thunderbird	Phoenix, AZ	9	December 2021

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES AS OF DECEMBER 31, 2021

MAA holds an investment in a real estate joint venture with an institutional investor and accounts for its investment using the equity method of accounting. A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

Dollars in thousands	As of December 31, 2021
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company’s Equity Investment
Post Massachusetts Avenue	$80,108	(1)	$51,807	(2)	$42,827

	Three months ended December 31, 2021		Year ended December 31, 2021
Joint Venture Property	Entity NOI	Company’s Equity in Income	Entity NOI	Company’s Equity in Income
Post Massachusetts Avenue	$1,730	$296	$6,715	$1,211

(1) Represents the net book value plus accumulated depreciation.

(2) The mortgage note has an outstanding principal value of $52.0 million, bears interest at a stated fixed rate of 3.93% and matures in December 2025.

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2021

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,516,690	100.0%	3.4%	8.7
Floating rate debt	—	0.0%	0.0%	—
Total	$4,516,690	100.0%	3.4%	8.7

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,151,375	91.9%	3.3%	7.1
Secured debt	365,315	8.1%	4.4%	26.8
Total	$4,516,690	100.0%	3.4%	8.7

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q4 2021 NOI	Percent of Total
Unencumbered gross assets	$14,268,531	94.3%	282,229	95.2%
Encumbered gross assets	864,812	5.7%	14,248	4.8%
Total	$15,133,343	100.0%	296,477	100.0%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2021 (CONTINUED)

Dollars in thousands

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2022	$124,827	3.3%
2023	348,834	4.2%
2024	398,024	4.0%
2025	402,424	4.2%
2026	296,430	1.2%
2027	595,762	3.7%
2028	396,087	4.2%
2029	560,415	3.7%
2030	297,196	3.1%
2031	444,323	1.8%
Thereafter	652,368	3.8%
Total	$4,516,690	3.4%

DEBT MATURITIES OF OUTSTANDING BALANCES

	Commercial Paper & Revolving Credit Facility ⁽¹⁾ ⁽²⁾	Public Bonds	Secured	Total
2022	$—	$124,827	$—	$124,827
2023	—	348,834	—	348,834
2024	—	398,024	—	398,024
2025	—	396,999	5,425	402,424
2026	—	296,430	—	296,430
2027	—	595,762	—	595,762
2028	—	396,087	—	396,087
2029	—	560,415	—	560,415
2030	—	297,196	—	297,196
2031	—	444,323	—	444,323
Thereafter	—	292,478	359,890	652,368
Total	$—	$4,151,375	$365,315	$4,516,690
(1)
There were no borrowings outstanding under MAALP’s unsecured commercial paper program as of December 31, 2021. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $500.0 million. For the three months ended December 31, 2021, average daily borrowings outstanding under the commercial paper program were $13.5 million.
(2)
There were no borrowings outstanding under MAALP’s $1.0 billion unsecured revolving credit facility as of December 31, 2021. The unsecured revolving credit facility has a maturity date of May 2023 with two six-month extensions.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	29.8%	Yes
Total secured debt to adjusted total assets	40% or less	2.4%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	6.1x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	338.5%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	24.4%	Yes
Total secured debt to total capitalized asset value	40% or Less	2.1%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	6.2x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	23.4%	Yes

(1) The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements.

Supplemental Data S-10

2022 GUIDANCE

MAA provides guidance on expected Core FFO per Share and Core AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected Core FFO per Share and Core AFFO per Share is provided below.

Full Year 2022
Earnings:
Earnings per common share - diluted	$4.87 to $5.23
Midpoint	$5.05
Core FFO per Share - diluted	$7.74 to $8.10
Midpoint	$7.92
Core AFFO per Share - diluted	$6.95 to $7.31
Midpoint	$7.13

MAA Same Store Portfolio:
Number of units	96,313
Average physical occupancy	95.6% to 96.0%
Property revenue growth	8.0% to 10.0%
Effective rent growth	9.0% to 11.0%
Property operating expense growth	5.0% to 6.0%
NOI growth	10.0% to 12.0%
Real estate tax expense growth	4.0% to 5.0%

Corporate Expenses:
General and administrative expenses	$54.0 to $56.0 million
Property management expenses	$62.0 to $64.0 million
Total overhead	$116.0 to $120.0 million

Transaction/Investment Volume:
Multifamily acquisition volume	$75.0 to $125.0 million
Multifamily disposition volume	$300.0 to $350.0 million
Development investment	$200.0 to $300.0 million

Debt:
Average effective interest rate	3.4% to 3.6%
Capitalized interest	$7.5 to $8.5 million

Diluted FFO Shares Outstanding:
Diluted common shares and units	118.5 to 119.0 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER SHARE FOR 2022 GUIDANCE

	Full Year 2022 Guidance Range
	Low	High
Earnings per common share - diluted	$4.87	$5.23
Real estate depreciation and amortization	4.48	4.48
Gains on sale of depreciable assets	(1.64)	(1.64)
FFO per Share - diluted	7.71	8.07
Non-Core FFO items (1)	0.03	0.03
Core FFO per Share - diluted	7.74	8.10
Recurring capital expenditures	(0.79)	(0.79)
Core AFFO per Share - diluted	$6.95	$7.31
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, adjustments for gains or losses from unconsolidated limited partnerships, net casualty gain or loss, gain or loss on debt extinguishment, legal costs and settlements, net, COVID-19 related costs and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F2	BBB+	Positive
Moody’s Investors Service (2)	P-2	Baa1	Stable
Standard & Poor’s Ratings Services (1)	A-2	BBB+	Positive
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Earnings release & conference call	Late April	Late July	Late October	Early February

Dividend Information - Common Shares:	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Declaration date	12/8/2020	3/23/2021	5/18/2021	9/28/2021	12/7/2021
Record date	1/15/2021	4/15/2021	7/15/2021	10/15/2021	1/14/2022
Payment date	1/29/2021	4/30/2021	7/30/2021	10/29/2021	1/31/2022
Distributions per share	$1.0250	$1.0250	$1.0250	$1.0250	$1.0875

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12